Exhibit 21.1

Marsh & McLennan Companies, Inc.
List of Subsidiaries
as of February 20, 2015

	Company Name	Country
1	A. Constantinidi & CIA. S.C.	Uruguay
2	A.C.N. 000 951 146 Pty Limited	Australia
3	A.C.N. 001 572 961 Pty Limited	Australia
4	A.C.N. 076 935 683 Pty Limited	Australia
5	A.C.N. 102 322 574 Pty Limited	Australia
6	Aalst-based Trade Insure NV	Belgium
7	Access Equity Enhanced Fund GP, LLC	United States
8	Admiral Holdings Limited	United Kingdom
9	AFCO Premium Acceptance, Inc.	United States
10	AFCO Premium Credit LLC	United States
11	Aldgate Investments Limited	Bermuda
12	Alexander Forbes Group Holdings Limited	South Africa
13	Assivalo Prestao de Servios Auxiliares do Setor de Seguros Ltda.	Brazil
14	Assur Conseils Marsh S.A.	Senegal
15	Assurance Capital Corporation	United States
16	Assurance Services Corporation	United States
17	Australian World Underwriters Pty Ltd.	Australia
18	Barney & Barney Orange County, LLC	United States
19	Bowring (Bermuda) Investments Ltd.	Bermuda
20	Bowring Marine Limited	United Kingdom
21	Bowring Marsh (Bermuda) Ltd.	Bermuda
22	Bowring Marsh (Dublin) Limited	Ireland
23	Bowring Marsh (Hong Kong) Limited	Hong Kong
24	Bowring Marsh Asia Pte. Ltd.	Singapore
25	Bowring Marsh Corretora de Resseguros Ltda.	Brazil
26	Bowring Marsh Limited	United Kingdom
27	Buro Riethmann AG	Switzerland
28	C.T. Bowring Limited	United Kingdom
29	Carpenter Turner SA	Greece
30	Castle Cairn (Financial Services) Limited	United Kingdom
31	Castle Cairn (Insurance Brokers) Limited	United Kingdom
32	Castle Cairn Limited	United Kingdom

33	Central Insurance Services (Holdings) Limited	United Kingdom
34	Central Insurance Services Limited	United Kingdom
35	CH&B (Holdings) Limited	United Kingdom
36	Chronos Insurance Brokers Pty Limited	Australia
37	Claims and Recovery Management (Australia) Pty Limited	Australia
38	Collins Halden & Burnett Limited	United Kingdom
39	Companias DeLima S.A.	Colombia
40	Consultores 2020 C.A.	Venezuela
41	Consultores de Riegos S.A.	Panama
42	CS STARS LLC	United States
43	DeLima Marsh S.A. - Los Corredores de Seguros S.A.	Colombia
44	Denarius S.A.	Chile
45	Dovetail Insurance Corp.	United States
46	DVA - Deutsche Verkehrs-Assekuranz-Vermittlungs GmbH	Germany
47	EagleEye Analytics, Inc.	United States
48	EnBW Versicherungs Vermittlung GmbH	Germany
49	Encompass Insurance Agency Pty Ltd.	Australia
50	Encon Group Inc./Groupe Encon Inc.	Canada
51	English Pension Trustees Limited	United Kingdom
52	Epsilon (US) Insurance Company	United States
53	Epsilon Insurance Company, Ltd.	Cayman Islands
54	Exmoor Management Company Limited	Bermuda
55	Faulkner & Flynn, LLC	United States
56	Femi Johnson & Company Limited	Nigeria
57	Gem Insurance Company Limited	Bermuda
58	Gerenciadora de Riesgos S.A.	Argentina
59	Global Premium Finance Company	United States
60	Guian S.A.	France
61	Guy Carpenter & Cia (Mexico) S.A. de C.V.	Mexico
62	Guy Carpenter & Cia., S.A.	Spain
63	Guy Carpenter & Co. Labuan Ltd.	Malaysia
64	Guy Carpenter & Company (Pty) Limited	South Africa
65	Guy Carpenter & Company AB	Sweden
66	Guy Carpenter & Company Corredores de Reaseguros Limitada	Chile
67	Guy Carpenter & Company Corretora de Resseguros Ltda.	Brazil
68	Guy Carpenter & Company GmbH	Germany
69	Guy Carpenter & Company Limited	New Zealand
70	Guy Carpenter & Company Limited	United Kingdom
71	Guy Carpenter & Company Peru Corredores de Reaseguros S.A.	Peru

72	Guy Carpenter & Company Private Limited	Singapore
73	Guy Carpenter & Company Pty. Limited	Australia
74	Guy Carpenter & Company S.A. (Uruguay)	Uruguay
75	Guy Carpenter & Company S.r.l.	Italy
76	Guy Carpenter & Company Venezuela, C.A. (in liquidation)	Venezuela
77	Guy Carpenter & Company, Limited	Hong Kong
78	Guy Carpenter & Company, LLC	United States
79	Guy Carpenter & Company, Ltd./Guy Carpenter & Compagnie, Ltee	Canada
80	Guy Carpenter & Company, S.A.	Argentina
81	Guy Carpenter & Company, S.A.	Belgium
82	Guy Carpenter & Company, S.A.S.	France
83	Guy Carpenter (Middle East) Limited	United Arab Emirates
84	Guy Carpenter Bermuda Ltd.	Bermuda
85	Guy Carpenter Broking, Inc.	United States
86	Guy Carpenter Colombia Corredores de Reaseguros Ltda.	Colombia
87	Guy Carpenter Insurance Brokers (Beijing) Co. Ltd.	China
88	Guy Carpenter Japan, Inc.	Japan
89	Guy Carpenter Mexico Intermediario de Reaseguro, S.A. de C.V.	Mexico
90	Guy Carpenter Reasurans Brokerligi Anonim Sirketi	Turkey
91	Hansen International Limited	United States
92	HAPIP GP 2009, LLC	United States
93	HAPIP GP, LLC	United States
94	HSBC Insurance Brokers International (Abu Dhabi) LLC	United Arab Emirates
95	IAS Barbados, Ltd.	Barbados
96	Industrial Risks Protection Consultants	Nigeria
97	Ingeseg S.A.	Argentina
98	Insbrokers Ltda.	Uruguay
99	INSIA a.s.	Czech Republic
100	INSIA Europe SE	Czech Republic
101	INSIA SK s.r.o.	Slovakia
102	InSolutions Limited	United Kingdom
103	Insurance Brokers of Nigeria Limited	Nigeria
104	Interlink Securities Corp.	United States
105	Invercol Limited	Bermuda
106	Irish Pensions Trust Limited	Ireland
107	J&H Benefits Plus, Inc. (in liquidation)	Philippines
108	J&H Marsh & McLennan Limited	Hong Kong
109	Japan Affinity Marketing, Inc.	Japan
110	JC Re Ltd.	Bermuda

111	Johnson & Higgins (Bermuda) Limited	Bermuda
112	Johnson & Higgins Limited	United Kingdom
113	Kessler & Co Inc.	Liechtenstein
114	Kessler & Co Inc.	Switzerland
115	Kessler Consulting Inc.	Switzerland
116	Kessler Prevoyance Inc.	Switzerland
117	Kocisko Insurance Brokers Inc.	Canada
118	Law and Business Economics Limited	United Kingdom
119	Lynch Insurance Brokers Limited	Barbados
120	M&M Vehicle, L.P.	United States
121	Mangrove Insurance Solutions PCC Limited	Isle of Man
122	Mangrove Insurance Solutions, PCC	United States
123	Marsh & McLennan (PNG) Limited	Papua New Guinea
124	Marsh & McLennan Agencies AS	Norway
125	Marsh & McLennan Agencies Ltd.	Hong Kong
126	Marsh & McLennan Agency A/S	Denmark
127	Marsh & McLennan Agency AB	Sweden
128	Marsh & McLennan Agency Limited	New Zealand
129	Marsh & McLennan Agency LLC	United States
130	Marsh & McLennan Agency Pty Ltd.	Australia
131	Marsh & McLennan Argentina SA Corredores de Reaseguros	Argentina
132	Marsh & McLennan C&I GP, Inc.	United States
133	Marsh & McLennan Companies Acquisition Funding Limited	United Kingdom
134	Marsh & McLennan Companies Acquisition Limited	United Kingdom
135	Marsh & McLennan Companies Finance Center (Luxembourg) S.a.r.l.	Luxembourg
136	Marsh & McLennan Companies France S.A.S.	France
137	Marsh & McLennan Companies Holdings (Luxembourg) S.a.r.l.	Luxembourg
138	Marsh & McLennan Companies Regional Holdings Sarl	Luxembourg
139	Marsh & McLennan Companies Services BV	Netherlands
140	Marsh & McLennan Companies UK Limited	United Kingdom
141	Marsh & McLennan Companies, Inc.	United States
142	Marsh & McLennan Deutschland GmbH	Germany
143	Marsh & McLennan Europe S.a.r.l.	Luxembourg
144	Marsh & McLennan Global Broking (Bermuda) Limited	Bermuda
145	Marsh & McLennan GP I, Inc.	United States
146	Marsh & McLennan GP II, Inc.	United States
147	Marsh & McLennan Holdings, Inc.	United States
148	Marsh & McLennan Innovation Centre	Ireland
149	Marsh & McLennan Innovation Centre Holdings II	Bermuda

150	Marsh & McLennan Innovation Centre Holdings S.a.r.l	Luxembourg
151	Marsh & McLennan Insurance Services Limited	Hong Kong
152	Marsh & McLennan Management Services (Bermuda) Limited	Bermuda
153	Marsh & McLennan Risk Capital Holdings, Ltd.	United States
154	Marsh & McLennan Servicios, S.A. De C.V.	Mexico
155	Marsh & McLennan Shared Services Canada Limited/Services partags Marsh & McLennan Canada limitee	Canada
156	Marsh & McLennan Shared Services Corporation	United States
157	Marsh & McLennan Tech GP II, Inc.	United States
158	Marsh & McLennan, Incorporated (for dissolution)	United States
159	Marsh (Bahrain) Company SPC	Bahrain
160	Marsh (Beijing) Insurance Brokers Co. Ltd.	China
161	Marsh (Hong Kong) Limited	Hong Kong
162	Marsh (Insurance Brokers) LLP	Kazakhstan
163	Marsh (Insurance Services) Limited	United Kingdom
164	Marsh (Isle of Man) Limited	Isle of Man
165	Marsh (Malawi) Limited	Malawi
166	Marsh (Middle East) Limited	United Kingdom
167	Marsh (Namibia) (Pty) Limited	Namibia
168	Marsh (Proprietary) Limited	Botswana
169	Marsh (Pty) Limited	South Africa
170	Marsh (Risk Consulting) LLP	Kazakhstan
171	Marsh (Singapore) Pte. Ltd.	Singapore
172	Marsh - Insurance Brokers ZAO	Russian Federation
173	Marsh A/S	Denmark
174	Marsh AB	Sweden
175	Marsh Advantage Insurance Holdings Pty Ltd	Australia
176	Marsh Advantage Insurance Pty Ltd.	Australia
177	Marsh Africa (Pty) Limited	South Africa
178	Marsh AG	Switzerland
179	Marsh and McLennan Risk Services Botswana (Proprietary) Limited	Botswana
180	Marsh Argentina S.R.L.	Argentina
181	Marsh AS	Norway
182	Marsh Associates (Pty) Ltd	South Africa
183	Marsh Austria G.m.b.H.	Austria
184	Marsh Aviation Insurance Broking Pty Ltd (for dissolution)	Australia
185	Marsh B.V.	Netherlands
186	Marsh Brockman y Schuh Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
187	Marsh Broker de Asigurare-Reasigurare S.R.L.	Romania

188	Marsh Broker Japan, Inc.	Japan
189	Marsh Brokers (Hong Kong) Limited	Hong Kong
190	Marsh Brokers Limited	United Kingdom
191	Marsh Canada Limited/Marsh Canada Limitee	Canada
192	Marsh Compensation Technologies Administration (Pty) Limited	South Africa
193	Marsh Corporate Services (Barbados) Limited	Barbados
194	Marsh Corporate Services Isle of Man Ltd	Isle of Man
195	Marsh Corporate Services Limited	United Kingdom
196	Marsh Corporate Services Malta Limited	Malta
197	Marsh Corretora de Seguros Ltda.	Brazil
198	Marsh d.o.o. Beograd	Serbia
199	Marsh d.o.o. za posredovanje u osiguranju	Croatia
200	Marsh Egypt LLC	Egypt
201	Marsh Emirates Insurance Brokerage and Consultancy LLC	United Arab Emirates
202	Marsh Employee Benefits Limited	Ireland
203	Marsh Employee Benefits Zimbabwe (Private) Ltd	Zimbabwe
204	Marsh EOOD	Bulgaria
205	Marsh Eurofinance B.V.	Netherlands
206	Marsh Europe S.A.	Belgium
207	Marsh Financial Advisory Services Limited	China
208	Marsh For Insurance Services [Egypt]	Egypt
209	Marsh For Insurance Services [Jordan]	Jordan
210	Marsh Franco Acra, S.A.	Dominican Republic
211	Marsh Global Markets Colombia Ltda Corredor de Reaseguro	Colombia
212	Marsh GmbH	Germany
213	Marsh GSC Administracao e Corretagem de Seguros Ltda.	Brazil
214	Marsh Holding AB	Sweden
215	Marsh Holdings (Pty) Limited	South Africa
216	Marsh Holdings B.V.	Netherlands
217	Marsh i-Connect (Pty) Limited	South Africa
218	Marsh IAS Management Services (Bermuda) Ltd.	Bermuda
219	Marsh India Insurance Brokers Private Limited	India
220	Marsh Insurance & Investments Corp.	United States
221	Marsh Insurance and Reinsurance Brokers LLC	Azerbaijan
222	Marsh Insurance Brokers	United Kingdom
223	Marsh Insurance Brokers (Macao) Limited	Macao
224	Marsh Insurance Brokers (Malaysia) Sdn Bhd	Malaysia
225	Marsh Insurance Brokers (Private) Limited	Zimbabwe
226	Marsh Insurance Brokers Limited	Cyprus

227	Marsh Insurance Consulting Saudi Arabia	Saudi Arabia
228	Marsh Insurance Management Services Namibia (Pty) Limited	Namibia
229	Marsh Intermediaries, Inc. (for dissolution)	United States
230	Marsh International Broking Holdings Limited	United Kingdom
231	Marsh International Holdings II, Inc.	United States
232	Marsh International Holdings, Inc.	United States
233	Marsh Investment B.V.	Netherlands
234	Marsh Investment Services Limited	United Kingdom
235	Marsh Ireland Holdings Limited	Ireland
236	Marsh Israel (1999) Ltd.	Israel
237	Marsh Israel (Holdings) Ltd.	Israel
238	Marsh Israel Consultants Ltd.	Israel
239	Marsh Israel Insurance Agency Ltd.	Israel
240	Marsh Israel International Brokers Ltd. (in liquidation)	Israel
241	Marsh Japan, Inc.	Japan
242	Marsh JCS Inc.	United States
243	Marsh Kft.	Hungary
244	Marsh Kindlustusmaakler AS	Estonia
245	Marsh Korea, Inc.	Korea, Republic of
246	Marsh Life & Pension Oy	Finland
247	Marsh Limited	United Kingdom
248	Marsh Limited [Fiji]	Fiji
249	Marsh Limited [New Zealand]	New Zealand
250	Marsh LLC	United States
251	Marsh LLC [Ukraine]	Ukraine
252	Marsh LLC Insurance Brokers	Greece
253	Marsh Ltd. [Wisconsin]	United States
254	Marsh Management Services (Aruba) N.V.	Aruba
255	Marsh Management Services (Bahamas) Ltd.	Bahamas
256	Marsh Management Services (Barbados) Limited	Barbados
257	Marsh Management Services (British Virgin Islands) Ltd (in liquidation)	Virgin Islands, British
258	Marsh Management Services (Cayman) Ltd.	Cayman Islands
259	Marsh Management Services (Dubai) Limited	United Arab Emirates
260	Marsh Management Services (Dublin) Limited	Ireland
261	Marsh Management Services (Labuan) Limited	Malaysia
262	Marsh Management Services (USVI) Ltd.	United States
263	Marsh Management Services Guernsey Limited	Guernsey
264	Marsh Management Services Inc.	United States
265	Marsh Management Services Isle of Man Limited	Isle of Man

266	Marsh Management Services Jersey Limited	Jersey
267	Marsh Management Services Luxembourg SA	Luxembourg
268	Marsh Management Services Malta Limited	Malta
269	Marsh Management Services Singapore Pte. Ltd.	Singapore
270	Marsh Management Services Sweden AB	Sweden
271	Marsh Marine & Energy AB	Sweden
272	Marsh Marine Nederland B.V.	Netherlands
273	Marsh Medical Consulting GmbH	Germany
274	Marsh Mercer Holdings (Australia) Pty Ltd	Australia
275	Marsh Micronesia, Inc.	Guam
276	Marsh Oman LLC	Oman
277	Marsh Oy	Finland
278	Marsh PB Co., Ltd.	Thailand
279	Marsh Philippines, Inc.	Philippines
280	Marsh Privat, A.I.E.	Spain
281	Marsh Private Client Life Insurance Services	United States
282	Marsh Pty. Ltd.	Australia
283	Marsh Qatar LLC	Qatar
284	Marsh RE S.A.C. Corredores de Reaseguros	Peru
285	Marsh Rehder Consultoria S.A. (MRC)	Peru
286	Marsh Rehder S.A. Corredores de Seguros	Peru
287	Marsh Resolutions Pty Limited	Australia
288	Marsh Risk Consulting B.V.	Netherlands
289	Marsh Risk Consulting Limitada	Chile
290	Marsh Risk Consulting Ltda.	Colombia
291	Marsh Risk Consulting Services S.r.L.	Italy
292	Marsh Risk Consulting, S.L.	Spain
293	Marsh S.A. Corredores De Seguros	Chile
294	Marsh S.A.S.	France
295	Marsh S.p.A.	Italy
296	Marsh s.r.o.	Czech Republic
297	Marsh s.r.o.	Slovakia
298	Marsh SA	Luxembourg
299	Marsh SA [Argentina]	Argentina
300	Marsh SA [Belgium]	Belgium
301	Marsh SA [Uruguay]	Uruguay
302	Marsh Saldana Inc.	Puerto Rico
303	Marsh Saudi Arabia Insurance & Reinsurance Brokers	Saudi Arabia
304	Marsh Secretarial Services Limited	United Kingdom

305	Marsh Services Limited	United Kingdom
306	Marsh Services Spolka z.o.o.	Poland
307	Marsh SIA	Latvia
308	Marsh Sigorta ve Reasurans Brokerligi Anonim Sirketi	Turkey
309	Marsh Spolka z.o.o.	Poland
310	Marsh Szolgaltato Kft.	Hungary
311	Marsh Takaful Brokers (Malaysia) Sdn Bhd	Malaysia
312	Marsh Treasury Services (Dublin) Limited	Ireland
313	Marsh Treasury Services Limited	United Kingdom
314	Marsh Tunisia S.a.r.l.	Tunisia
315	Marsh Uganda Limited	Uganda
316	Marsh UK Limited	United Kingdom
317	Marsh USA (India) Inc.	United States
318	Marsh USA Borrower LLC	United States
319	Marsh USA Inc.	United States
320	Marsh Venezuela C.A. Sociedad de Corretaje de Seguros	Venezuela
321	Marsh Vietnam Insurance Broking Company Ltd	Vietnam
322	Marsh Zambia Limited	Zambia
323	Marsh, Lda.	Portugal
324	Marsh, S.A. Mediadores de Seguros	Spain
325	Matthiessen Assurans AB	Sweden
326	Mercer (Argentina) S.A.	Argentina
327	Mercer (Australia) Pty Ltd	Australia
328	Mercer (Austria) GmbH	Austria
329	Mercer (Belgium) SA-NV	Belgium
330	Mercer (Canada) Limited/Mercer (Canada) Limitee	Canada
331	Mercer (Colombia) Ltda.	Colombia
332	Mercer (Czech) a.s.	Czech Republic
333	Mercer (Danmark) A/S	Denmark
334	Mercer (Finland) OY	Finland
335	Mercer (France) SAS	France
336	Mercer (Hong Kong) Limited	Hong Kong
337	Mercer (Ireland) Limited	Ireland
338	Mercer (Malaysia) Sdn. Bhd.	Malaysia
339	Mercer (N.Z.) Limited	New Zealand
340	Mercer (Nederland) B.V.	Netherlands
341	Mercer (Norge) AS	Norway
342	Mercer (Polska) Sp.z o.o.	Poland
343	Mercer (Portugal) Lda	Portugal

344	Mercer (Singapore) Pte. Ltd.	Singapore
345	Mercer (Sweden) AB	Sweden
346	Mercer (Switzerland) SA	Switzerland
347	Mercer (Taiwan) Ltd.	Taiwan
348	Mercer (Thailand) Ltd.	Thailand
349	Mercer (US) Inc.	United States
350	Mercer Africa Limited	United Kingdom
351	Mercer Agencia de Seguros Ltda.	Colombia
352	Mercer Asesores de Seguros S.A.	Argentina
353	Mercer Broking Ltd.	Taiwan
354	Mercer Consultation (Quebec) Ltee.	Canada
355	Mercer Consulting (Australia) Pty Ltd	Australia
356	Mercer Consulting (Chile) Ltda.	Chile
357	Mercer Consulting (China) Limited	China
358	Mercer Consulting (France) SAS	France
359	Mercer Consulting (India) Private Limited	India
360	Mercer Consulting (South Africa) Pty Limited	South Africa
361	Mercer Consulting B.V.	Netherlands
362	Mercer Consulting Group, Inc.	United States
363	Mercer Consulting Holdings Sdn. Bhd.	Malaysia
364	Mercer Consulting Limited	United Kingdom
365	Mercer Consulting Middle East Limited	United Arab Emirates
366	Mercer Consulting Venezuela, C.A.	Venezuela
367	Mercer Consulting, S.L.U.	Spain
368	Mercer Corredores de Seguros Ltda.	Chile
369	Mercer Corretora de Seguros Ltda	Brazil
370	Mercer Danismanlik Anonim Sirketi	Turkey
371	Mercer Deutschland GmbH	Germany
372	Mercer Employee Benefits - Mediacao de Seguros, Lda.	Portugal
373	Mercer Employee Benefits Limited	United Kingdom
374	Mercer Employee Benefits OY	Finland
375	Mercer Financial Advice (Australia) Pty Ltd	Australia
376	Mercer Financial Services Limited	Ireland
377	Mercer Financial Services Middle East Limited	United Arab Emirates
378	Mercer Global Investments Canada Limited	Canada
379	Mercer Global Investments Europe Limited	Ireland
380	Mercer Global Investments Management Limited	Ireland
381	Mercer Health & Benefits Administration LLC	United States
382	Mercer Health & Benefits LLC	United States

383	Mercer Holdings, Inc. [Philippines]	Philippines
384	Mercer Holdings, Inc.	United States
385	Mercer HR Consulting Borrower LLC	United States
386	Mercer HR Services, LLC	United States
387	Mercer Human Resource Consulting (NZ) Limited	New Zealand
388	Mercer Human Resource Consulting Ltda	Brazil
389	Mercer Human Resource Consulting S.A. de C.V.	Mexico
390	Mercer Investment Consulting Limited	Ireland
391	Mercer Investment Consulting, Inc.	United States
392	Mercer Investment Management, Inc.	United States
393	Mercer Investments (Australia) Limited	Australia
394	Mercer Investments (Hong Kong) Limited	Hong Kong
395	Mercer Investments (Korea) Co., Ltd.	Korea, Republic of
396	Mercer Investments (New Zealand) Limited	New Zealand
397	Mercer Ireland Holdings Limited	Ireland
398	Mercer Italia Srl	Italy
399	Mercer Japan Ltd.	Japan
400	Mercer Korea Co. Ltd.	Korea, Republic of
401	Mercer Limited	United Kingdom
402	Mercer LLC	United States
403	Mercer Master Trustees Limited	Ireland
404	Mercer Mauritius Ltd.	Mauritius
405	Mercer MC Consulting Borrower LLC	United States
406	Mercer Oliver Wyman Holding B.V.	Netherlands
407	Mercer Outsourcing (Australia) Pty Ltd	Australia
408	Mercer Outsourcing, S.L.U.	Spain
409	Mercer Pensionsraadgivning A/S	Denmark
410	Mercer Philippines, Inc.	Philippines
411	Mercer PS Benefits Valuation Services LLC	United States
412	Mercer Sigorta Brokerligi Anonim Sirketi	Turkey
413	Mercer Superannuation (Australia) Limited	Australia
414	Mercer System Services LLC	United States
415	Mercer Treuhand GmbH	Germany
416	Mercer Trust Company	United States
417	Mercer Trustees Limited	Ireland
418	Mercer Trustees Limited	United Kingdom
419	Mercer, Agente de Seguros, S.A. de C.V.	Mexico
420	Mercury Insurance Services Pty Ltd	Australia
421	MM Risk Services Pty Ltd (for dissolution)	Australia

422	MMA Mid-Atlantic Employee LLC	United States
423	MMC 28 State Street Holdings Inc. (for dissolution)	United States
424	MMC Borrower LLC	United States
425	MMC Capital, Inc.	United States
426	MMC GP III, Inc.	United States
427	MMC International Holdings LLC	United States
428	MMC International Limited	United Kingdom
429	MMC International Treasury Centre Limited	United Kingdom
430	MMC Realty, Inc.	United States
431	MMC Securities (Europe) Limited	United Kingdom
432	MMC Securities Corp.	United States
433	MMC UK Group Limited	United Kingdom
434	MMC UK Pension Fund Trustee Limited	United Kingdom
435	MMOW Limited	United Kingdom
436	MMRC LLC	United States
437	MMSC Holdings, Inc.	United States
438	MOW Holding LLC	United States
439	Muir Beddal (Zimbabwe) Limited	Zimbabwe
440	National Economic Research Associates, Inc.	United States
441	National Economic Research Associates, Inc.	United States
442	NERA Australia Pty. Ltd.	Australia
443	NERA do Brasil Ltda. (for dissolution)	Brazil
444	NERA Economic Consulting GmbH	Germany
445	NERA Economic Consulting Limited	New Zealand
446	NERA S.R.L.	Italy
447	NERA SAS	France
448	NERA UK Limited	United Kingdom
449	Neuburger Noble Lowndes GmbH	Germany
450	NIA Securities, LLC	United States
451	Normandy Reinsurance Company Limited	Bermuda
452	Nui Marsh (PNG) Limited	Papua New Guinea
453	Obegg Inc.	Switzerland
454	Oliver Wyman (Bermuda) Limited	Bermuda
455	Oliver Wyman AB	Sweden
456	Oliver Wyman Actuarial Consulting, Inc.	United States
457	Oliver Wyman AG	Switzerland
458	Oliver Wyman B.V.	Netherlands
459	Oliver Wyman Consulting Limited (in liquidation)	United Kingdom
460	Oliver Wyman Consultoria em Estrategia de Negocios Ltda.	Brazil

461	Oliver Wyman Delta SAS	France
462	Oliver Wyman Energy Consulting Limited	United Kingdom
463	Oliver Wyman Energy Group Limited	United Kingdom
464	Oliver Wyman Energy Holdings Limited	United Kingdom
465	Oliver Wyman Energy US Limited	United Kingdom
466	Oliver Wyman FZ-LLC	United Arab Emirates
467	Oliver Wyman GmbH	Germany
468	Oliver Wyman Group KK	Japan
469	Oliver Wyman Limited	United Kingdom
470	Oliver Wyman LLC	Russian Federation
471	Oliver Wyman Ltd.	Korea, Republic of
472	Oliver Wyman Pte. Ltd.	Singapore
473	Oliver Wyman Pty. Ltd.	Australia
474	Oliver Wyman S.L.	Spain
475	Oliver Wyman S.r.l.	Italy
476	Oliver Wyman Sdn. Bhd.	Malaysia
477	Oliver Wyman Servicios, S. de R.L. de C.V.	Mexico
478	Oliver Wyman SNC	France
479	Oliver Wyman sp. z o.o.	Poland
480	Oliver Wyman, Inc.	United States
481	Oliver Wyman, S. de R.L. de C.V.	Mexico
482	Oliver, Wyman Corporate Risk Consulting Limited/Oliver, Wyman Consultation en risques des entreprises limitee (for dissolution)	Canada
483	Oliver, Wyman Limited/Oliver, Wyman limitee	Canada
484	Omega Indemnity (Bermuda) Limited	Bermuda
485	Organizacion Brockman y Schuh S.A. de C.V.	Mexico
486	Organization Resources Counselors Limited	United Kingdom
487	Pallas Marsh Corretagem de Seguros Ltda.	Brazil
488	Peart Holdings Limited	United Kingdom
489	Peart Insurance Brokers Limited	United Kingdom
490	Pension Trustees Limited	United Kingdom
491	Pensionsservice Benefit Network Sverige AB	Sweden
492	Perils AG	Switzerland
493	PFT Limited	United Kingdom
494	PI Indemnity Company, Limited	Ireland
495	Pillar Capital Holdings Limited	Bermuda
496	Pillar Capital Management Limited	Bermuda
497	Potomac Insurance Managers, Inc.	United States
498	PT Marsh Indonesia	Indonesia
499	PT Marsh Reinsurance Brokers Indonesia	Indonesia

500	PT Mercer Indonesia	Indonesia
501	PT Quantum Computing Services	Indonesia
502	PT Quantum Investments	Indonesia
503	PT Quantum Support Services	Indonesia
504	R R B Beratungsgesellschaft fuer Altersversorgung mbh	Germany
505	R. Mees & Zoonen Assuradeuren B.V.	Netherlands
506	R. Mees & Zoonen Holdings B.V.	Netherlands
507	Resource Benefit Associates	Nigeria
508	Rivers Group Limited	United Kingdom
509	Rockefeller Risk Advisors, Inc. (for dissolution)	United States
510	Rutherfoord International, Inc.	United States
511	SABB Insurance Services Limited	Saudi Arabia
512	SAFCAR-Marsh	Mali
513	SCIB (Bermuda) Limited	Bermuda
514	Seabury & Smith Borrower LLC	United States
515	Seabury & Smith, Inc.	United States
516	Second Opinion Insurance Services (for dissolution)	United States
517	Sedgwick (Bermuda) Limited	Bermuda
518	Sedgwick (Holdings) Pty. Limited	Australia
519	Sedgwick Consulting Group Limited	United Kingdom
520	Sedgwick Dineen Group Limited	Ireland
521	Sedgwick Financial Services Limited	United Kingdom
522	Sedgwick Forbes Middle East Limited	Jersey
523	Sedgwick Group (Australia) Pty. Limited	Australia
524	Sedgwick Group (Bermuda) Limited	Bermuda
525	Sedgwick Group (Zimbabwe) Limited	Zimbabwe
526	Sedgwick Group Limited	United Kingdom
527	Sedgwick Holdings (Private) Limited	Zimbabwe
528	Sedgwick Internationaal B.V.	Netherlands
529	Sedgwick Limited	United Kingdom
530	Sedgwick Management Services (Barbados) Limited	Barbados
531	Sedgwick Management Services (Singapore) Pte Limited	Singapore
532	Sedgwick Noble Lowndes (UK) Limited	United Kingdom
533	Sedgwick Noble Lowndes Group Limited	United Kingdom
534	Sedgwick Noble Lowndes Limited	Hong Kong
535	Sedgwick Noble Lowndes Limited	United Kingdom
536	Sedgwick Overseas Investments Limited	United Kingdom
537	Sedgwick Private Limited	Singapore
538	Sedgwick Re Asia Pacific (Consultants) Pte Ltd (for dissolution)	Singapore

539	Sedgwick Re Asia Pacific Pty Limited	Australia
540	Sedgwick Trustees Limited	United Kingdom
541	Sedgwick UK Risk Services Limited	United Kingdom
542	Sedgwick Ulster Pension Trustees Limited	United Kingdom
543	Seguros Morrice y Urrutia S.A. (SEMUSA)	Panama
544	Settlement Trustees Limited	United Kingdom
545	Shanghai Mercer Insurance Brokers Company Ltd.	China
546	Shorewest Insurance Associates, LLC	United States
547	SICAR Marsh S.a.r.l.	Burkina Faso
548	Smith Long Term Disability Management Group, Inc.	United States
549	Societe d'Assurances et de Participation Guian SA	France
550	Societe Normandie Conseil Assurances NCA, S.a.r.l	France
551	Southern Marine & Aviation Underwriters, Inc.	United States
552	Southern Marine & Aviation, Inc.	United States
553	Strivio Limited	Cyprus
554	Sudzucker Versicherungs-Vermittlungs GmbH	Germany
555	The Carpenter Management Corporation	United States
556	The Schinnerer Group, Inc.	United States
557	Tobelan S.A.	Uruguay
558	Torrent Government Contracting Services, LLC	Delaware
559	Torrent Insurance Services, LLC	Delaware
560	Torrent Technologies, Inc.	Delaware
561	Tower Hill Limited	United Kingdom
562	Tower Place Developments (West) Limited	United Kingdom
563	Tower Place Developments Limited	United Kingdom
564	U.T.E. AMG	Spain
565	U.T.E. Marsh - Aon Gil y Carvajal (in liquidation)	Spain
566	U.T.E. Marsh - Caja Castilla La Mancha Junta de Comunidades	Spain
567	U.T.E. Marsh - CCM SESCAM	Spain
568	U.T.E. Marsh - Disbrok Diputacion de Badajoz	Spain
569	U.T.E. Marsh - Disbrok Junta 2006	Spain
570	U.T.E. Marsh - Efir Gestion	Spain
571	U.T.E. Marsh - Salvado Reus	Spain
572	U.T.E. Marsh - Salvado Reus 2012	Spain
573	U.T.E. Marsh - Salvado Vila-Seca 2010	Spain
574	U.T.E. Marsh - Verssa	Spain
575	U.T.E. Marsh - Zihurko (in liquidation)	Spain
576	UAD BB Marsh Lietuva	Lithuania
577	Victor O. Schinnerer & Co. (Bermuda), Ltd.	Bermuda

578	Victor O. Schinnerer & Company Limited	United Kingdom
579	Victor O. Schinnerer & Company, Inc.	United States
580	Victoria Hall Company Limited	Bermuda
581	William M. Mercer (Canada) Limited/William M. Mercer (Canada) Limitee	Canada
582	William M. Mercer AB	Sweden
583	William M. Mercer Comercio, Consultoria e Servicos Ltda.	Brazil